UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 18, 2024

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Lynn Cilinski as Vice President, Controller, Treasurer and Principal Accounting Officer

On November 18, 2024, Ms. Lynn Cilinski notified MacroGenics, Inc. (the “Company”) of her intention to retire from her position as Vice President, Controller, Treasurer and Principal Accounting Officer, effective January 2, 2025 (the “Effective Date”).

The Company thanks Ms. Cilinski for her exemplary service over the past 21 years.

Appointment of Beth Smith as Vice President, Controller, Treasurer and Principal Accounting Officer

On November 19, 2024, the Board appointed Beth Smith as the Company’s Vice President, Controller, Treasurer and Principal Accounting Officer, effective as of the Effective Date.

Ms. Smith, age 57, has been with the Company since 2013 in positions of increasing responsibility, culminating as Executive Director of Accounting and Assistant Controller since June 2022. Ms. Smith holds a B.S. in Accounting from Bucknell University.

There are no family relationships between Ms. Smith and any of the Company’s current or former directors or executive officers. Ms. Smith is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933.

As of the filing of this Current Report on Form 8-K (this “Report”), the Company has not entered into any material plan, contract or arrangement to which Ms. Smith is a party or in which she participates in connection with the promotions described above. In the event of such entry into a material plan, contract or arrangement in connection with the promotions described above, the Company will file an amendment to this Report within four business days thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2024	MACROGENICS, INC.
By: /s/ Jeffrey Peters Jeffrey Peters Senior Vice President and General Counsel